UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (or Date of Earliest Event Reported): November 5, 2003



                              SWIFT ENERGY COMPANY
             (Exact name of Registrant as specified in its charter)

             TEXAS                       1-8754                   74-2073055
(State or other jurisdiction of  (Commission File Number)       (IRS Employer
         incorporation)                                      Identification No.)


                        16825 Northchase Drive, Suite 400
                              Houston, Texas 77060
                    (Address of principal executive offices)


                                 (281) 874-2700
                         (Registrant's telephone number)


                                 Not Applicable
                                 --------------
          (Former Name or former address, if changed since last report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

(a). Financial Statements. Not applicable.

(b). Pro Forma Financial Information. Not applicable.

(c). Exhibits. The following exhibits are filed with this report on Form 8-K:


     Exhibit No.      Exhibit Description
     -----------      -------------------

       99.1           Swift Energy Company press release dated November 5, 2003.



Item 12. Results of Operations and Financial Condition
         ---------------------------------------------

On November 5, 2003, Swift Energy Company announced third quarter 2003 earnings. The press release is attached as Exhibit 99.1. Swift Energy Company does not intend for this Item 12 or Exhibit 99.1 to be incorporated by reference into its filings under the Securities Exchange Act of 1934.

The attached press release contains non-GAAP financial measures. A non-GAAP financial measure is a numerical measure of a company's financial performance that excludes or includes specified amounts, which results in the non-GAAP financial measure being different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheet or statements of cash flows of a company. Pursuant to Regulation G, the Company has provided, as a part of the attached press release, a reconciliation of each of the non-GAAP financial measures to the most directly comparable GAAP financial measure.

The non-GAAP financial measures used in the Company's earnings release are:

     - EBITDA, which excludes income taxes, net interest expense, depreciation, depletion and amortization expenses, and cumulative effect of accounting change from net income before income taxes and accounting change.

     - Cash Flow Before Working Capital Changes, which is Net Cash Provided by Operating Activities before any changes in the balances of accounts receivable and payable, accrued liabilities and income taxes receivable.

These non-GAAP financial measures should be considered in addition to, but not as a substitute for, the GAAP measures contained on the Company's statements of cash flows. The Company has used these two non-GAAP financial measures included in the press release for several years. Management of the Company believes that these measures and the information they provide can be useful to investors by enabling investors to view the Company's performance on a basis used by management and often used by research analysts in the comparison of entities within the oil and gas exploration and production industry. EBITDA and cash flow before working capital changes are widely accepted as financial indicators of an oil and gas company's ability to generate cash that is used to internally fund exploration and development activities and to service debt. However, EBITDA and cash flow before working capital changes are not measures of financial performance under GAAP and should not be considered as an alternative to cash flows from operating, investing, or financing activities, as an indicator of cash flows, or as a measure of liquidity.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 5, 2003


                                   Swift Energy Company

                                            /s/ Bruce H. Vincent
                                   By:      ____________________________________
                                            Bruce H. Vincent
                                            Executive Vice President - Corporate
                                            Development and Secretary

                                       3

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                                  EXHIBIT INDEX


Exhibit No.      Description

99.1             Press Release of Swift Energy Company dated November 5, 2003

                                       4